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                                                                Exhibit 10(a)(4)

                        Schedule of Employment Agreements

                                                  Form of Contract

William F Schwer                                        A
Benjamin A Oxnard, Jr                                   B
W.J. "Duffy" Smith                                      B
Walter C. Lehneis                                       B
Karen L. Mercer                                         B
Robert A. Peiser                                        C